JULY 1, 1998

                           Delaware Cash Reserve
                        U.S. Government Money Fund

                       A Class and Consultant Class

            Supplement to the current Prospectuses of the above
                             Referenced Funds

The following replaces the section of the relevant Prospectus entitled Statements and Confirmations under The Delaware Difference:

Statements and Confirmations
     You will receive quarterly statements of your account summarizing all transactions during the period. Accounts in which there has been activity, other than a reinvestment of dividends and payroll deferrals into SIMPLE IRA accounts, will receive a monthly statement confirming each transaction. You should examine statements immediately and promptly report any discrepancy by calling the Shareholder Service Center.